❑ ❑ ❑ ❑ ❑

1Q23 2Q23 3Q23 4Q23 - E 1Q24 - E ❑ ❑ 20%+

❑ ❑

❑ ❑ ❑

❑ ❑ ❑

❑ ❑ ❑ Requesting data for 2017-2022

ALASKA AIR GROUP

Q3 2023 Earnings


Alaska
N434AS

Safe Harbor

This presentation may contain forward-looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. These statements relate to future events and involve known and unknown risks and uncertainties that may cause actual outcomes to be materially different from those indicated by our forward-looking statements, assumptions or beliefs. For a comprehensive discussion of potential risk factors, see Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2022. Some of these risks include competition, labor costs, relations and availability, general economic conditions including those associated with pandemic recovery, increases in operating costs including fuel, inability to meet cost reduction, ESG and other strategic goals, seasonal fluctuations in demand and financial results, supply chain risks, events that negatively impact aviation safety and security, and changes in laws and regulations that impact our business. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed in our most recent Form 10-K and in our subsequent SEC filings. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We expressly disclaim any obligation to publicly update or revise any forward-looking statements made today to conform them to actual results. Over time, our actual results, performance or achievements may differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, assumptions or beliefs and such differences might be significant and materially adverse.

Non-GAAP Financial Information

The Company has made reference in this presentation to financial metrics which are not in accordance with GAAP. Pursuant to Regulation G, we have provided reconciliations of non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis within the First Quarter, Second Quarter, and Third Quarter 2023 Earnings Releases filed concurrently with this presentation. Prior year non-GAAP financial metrics have been reconciled in previous SEC filings, and can be referenced therein.

Earnings Update

- Air Group's adjusted pre-tax margins continued to be amongst the best in the industry in Q3 2023 as premium product differentiation and strong unit cost performance continue to support results
- Unit revenues versus 2019 reflect our diversified revenue base and strong product offering, which competes well domestically versus legacies, and differentiates Air Group from other low-cost carriers
- Unit costs reached a turning point in Q3 2023 and are expected to continue this trend in Q4 2023 as productivity improves
- Fuel costs increased significantly during the third quarter, driven both by higher crude prices, up 12%, and elevated LA refining margins, up 70% sequentially versus Q2 2023
- Our balance sheet remains healthy, with debt-to-capitalization and net debt/EBITDAR ratios within long-term financial target ranges

Capacity

System Capacity Change (vs. 2019)



20%+
High Single Digits
6%
Low Single Digits
1%
1%
1Q23
2Q23
3Q23
4Q23 - E
1Q24 - E
ALK
Legacy Carriers
Low-Cost Carriers

Chart not to scale
Source: Diio estimates based on latest available loaded schedules as of 10/16/2023
Legacies include DL, UA, AA, Low-Cost Carriers include WN, B6, F9, NK

Trends

- We are moderating capacity growth into Q4 and Q1, more in line with pre-pandemic seasonal capacity patterns while legacy and LCCs are accelerating
- We expect capacity growth through February 2024 to be up less than 3% compared to 2019

Unit Revenue

Unit Revenue Change (vs. 2019)



23%
16%
12%
High Teens
Double Digits
Single Digits
1Q23
2Q23
3Q23
4Q23 - E
ALK
Legacy Carriers
Low-Cost Carriers

Chart not to scale
Source: Consensus and public guidance
Legacies include DL, UA, AA, Low-Cost Carriers include WN, B6, F9, NK

Trends

- We are the only domestic-focused carrier to offer first class, premium class, lounges, and global partnerships, positioning us well to serve guest preferences
- Our revenue is highly diversified, with 45% generated outside the main cabin YTD 2023

Revenue Diversification

% Non-Main Cabin Revenue[1]


41%
+4 pts
45%
3Q19
3Q23

% Premium Cabin Revenue[2]


27%
+4 pts
31%
3Q19
3Q23

Premium Paid Load Factor


53%
+11 pts
64%
3Q19
3Q23

Premium Seat %


21%
+4 pts
25%
3Q19
3Q23

Trends

- 100% of Air Group fleet offers first class and premium economy cabins
- Investments in fleet and premium cabin offerings create opportunity for sustaining higher yields
- Diverse product offering caters to evolving guest preferences

1 – Non-main cabin represents total revenue less main and saver fare revenues
2 – Premium cabin represents first class and premium class revenues

Unit Cost

Capacity and Unit Costs (vs. 2022)



13.9%
9.9%
13.7%
11% to 14%
(1%)
2%
(5%)
(3%) to (5%)
1Q23
2Q23
3Q23
4Q23 - E
Capacity
Unit Costs

Chart not to scale

Trends

- We achieved our best unit cost result this year in Q3 2023 driven by improving productivity and ongoing cost discipline
- Outperformance is inclusive of pilot wage adjustment, effective September 1, 2023.
- We expect full year 2023 unit costs to be down 1% to 2% vs 2022

Fuel Cost

LA vs USGC Crack Spread



$0.62
Q3 2023 Average: $0.30
2018-2022
Average: $0.08
Jan-18
Jul-18
Jan-19
Jul-19
Jan-20
Jul-20
Jan-21
Jul-21
Jan-22
Jul-22
Jan-23
Jul-23

Trends

- ❑ LA versus USGC crack spreads have averaged approximately $0.08 over the past 5 years
- ❑ This spread reached $0.62 in September, and an average of $0.30 for Q3 2023, diverging materially from historical norms
- ❑ Unprecedented simultaneous scheduled maintenance and unplanned downtime at five refineries across the West Coast have temporarily impacted refining capacity

Balance Sheet

Debt-to-Capitalization


61%
41%
49%
48%
48%
2019
2020
2021
2022
3Q23
Target Debt-to-Cap Range 40% - 50%

Adjusted Net Debt/EBITDAR


2.7x
0.9x
1.0x
0.8x
0.9x
1.1x
2019
2021
2022
1Q23
2Q23
3Q23
Target Adj. Net Debt/EBITDAR < 1.5x